UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 3, 2006

AFFIRMATIVE INSURANCE HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware		75-2770432
(State or other jurisdiction	000-50795	(I.R.S. Employer
of incorporation)	(Commission File Number)	Identification Number)

4450 Sojourn Drive, Suite 500		75001
Addison, Texas		(Zip code)
(Address of principal
executive offices)
(972) 728-6300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
     In connection with the appointment of Kevin R. Callahan as the Chief Executive Officer of Affirmative Insurance Holdings, Inc. (the “Company”), discussed in Item 5.02 of this Current Report on Form 8-K, the Company and Mr. Callahan have entered into a written employment agreement, effective as of October 5, 2006 (the “Agreement”). The Agreement has a three year term and provides for an annual base salary in the amount of $650,000, to be reviewed at least annually for consideration of appropriate merit based increases. In addition to his base salary, Mr. Callahan will be eligible to participate in the Company’s bonus plans. Through the end of 2006, Mr. Callahan will receive an annual target bonus of no less than $350,000 to be paid on a prorated basis (the “2006 Bonus”). The 2006 Bonus will be based upon a determination by the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors (the “Board”). Following the 2006 Bonus, Mr. Callahan’s annual incentive bonus opportunities will be determined by the Compensation Committee pursuant to criteria set forth on or before March 31st of each fiscal year. On the effective date of the Agreement, Mr. Callahan received, under the Company’s 2004 Amended and Restated Incentive Plan, as may be amended from time to time: (1) 70,000 restricted shares of the Company’s common stock, subject to the restrictions and limitations set forth in the applicable restricted stock agreement between Mr. Callahan and the Company, a form of which is attached to the Agreement and incorporated herein by reference, and (2) four tranches of options to purchase a total of 430,000 shares of the Company’s common stock, each subject to the restrictions and limitations set forth in the applicable stock option agreements between Mr. Callahan and the Company, a form of which is attached to the Agreement and incorporated herein by reference (collectively, the “Equity Awards”). In the event that Mr. Callahan’s employment is not renewed upon the expiration of the Agreement’s initial term, 50% of the then un-vested Equity Awards will immediately vest.
     In the event that Mr. Callahan’s employment is terminated by the Company without cause, Mr. Callahan will be entitled to severance payments equal to (1) all earned but unpaid base salary and paid time off to which Mr. Callahan is entitled through the date of such termination without cause (“Accrued Compensation”), plus an amount equal to the previous year’s bonus paid to Mr. Callahan, prorated on a daily basis for the number of days Mr. Callahan was employed in the year of termination through the date of termination (a “Pro Rata Bonus”) and (2) and an additional payment equal to two times the sum of (i) Mr. Callahan’s then-current base salary and (ii) an amount equal to the previous year’s bonus paid to Mr. Callahan (provided, however, that if Mr. Callahan is terminated without cause during the first year of the Agreement, this amount will be $350,000) (item (2) constituting the “Additional Severance Payment”). If, following a change in control of the Company, the Company terminates the Agreement for any reason other than cause or Mr. Callahan terminates the Agreement for good reason, Mr. Callahan will be entitled to Accrued Compensation, a Pro Rata Bonus, an amount equal to the Additional Severance Payment and the full and immediate vesting of all outstanding equity or equity based awards.
     The Agreement provides that during the term of Mr. Callahan’s employment with the Company and for a period of two years thereafter, Mr. Callahan will not, either directly or indirectly, (i) engage in duties or provide services to a competitor of the Company, in any capacity, which are substantially similar to those Mr. Callahan provided to the Company under the Agreement, in the states in which the Company is conducting business or has expended resources in preparation to do business, (ii) divert away or attempt to divert away any business from the Company to another company, business, or individual, (iii) solicit, entice, persuade or induce any employee, agent or representative of the Company to terminate such person’s relationship with the Company or to become employed by any business or person other than the Company or (iv) own, manage, operate, control, invest or acquire an interest in any competitor of the Company or business or entity that owns or operates a competitor of the Company. Mr. Callahan is also prohibited, during the term of Mr. Callahan’s employment with the Company and following the termination or expiration of the Agreement for any reason, from disparaging, directly or indirectly, the Company or any of its subsidiaries. Further, the Company is prohibited, during the term of Mr. Callahan’s employment with the Company and following the termination or expiration of the Agreement for any reason, from disparaging, directly or indirectly, Mr. Callahan.
     The foregoing summary of the provisions of the Agreement is not meant to be exhaustive and is qualified in its entirety be reference to the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Effective October 3, 2006, the Board appointed Kevin R. Callahan as the Company’s Chief Executive Officer. Mr. Callahan had previously served as the Company’s Interim Chief Executive Officer. A copy of our press release announcing this event is attached as Exhibit 99.1 to this Current Report on Form 8-K. The Company has entered into a written employment agreement with Mr. Callahan, certain terms of which are summarized in Item 1.01 to this Current Report on Form 8-K and incorporated by reference herein.
     Mr. Callahan, 44, served from May 2002 to December 2004 as Chief Executive Officer of Allianz Global Risks US Insurance Company. Mr. Callahan also was Chief Executive Officer of Aon Capital Markets from November 1996 to May 2002 and was a Principal of Aon Risk Services North America from September 2000 to May 2002. Mr. Callahan has served on the Board of Directors of Corus Bankshares, Inc. since February 2005. Mr. Callahan has been a director and Chairman of the Company since November 9, 2005 and serves as the Chairman of the Board’s Executive Committee and as a member of the Board’s Nominating and Corporate Governance Committee. From November 15, 2005 to September 26, 2006, Mr. Callahan served as a member of the Company’s Compensation Committee.
     Effective October 5, 2006, Katherine C. Nolan has resigned as the Executive Vice President and President of Retail Division.
Item 7.01. Regulation FD Disclosure.
     On October 10, 2006., we issued a press release announcing the Company’s new management team. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.
     The information furnished pursuant to this Item 7.01, including the exhibit, shall not be deemed to be incorporated by reference into any of our filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Number	Exhibit

10.1*	Employment Agreement, dated as of October 5, 2006.

99.1*	Press Release dated October 10, 2006.

99.2*	Press Release dated October 10, 2006.

*	Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.

By:	/s/ Mark E. Pape

Mark E. Pape
Executive Vice President and Chief Financial Officer
Date: October 10, 2006

Exhibit Index

Number	Exhibit

10.1*	Employment Agreement, dated as of October 5, 2006.

99.1*	Press Release dated October 10, 2006.

99.2*	Press Release dated October 10, 2006.

*	Filed herewith.